UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — September 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDDXX

Putnam Money Market Fund

Annual report
9 | 30 | 10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Fund

Annual report
9 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Trustee approval of management contract	14

Other information for shareholders	18

Financial statements	19

Federal tax information	39

Shareholder meeting results	40

About the Trustees	41

Officers	43

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash. And the Federal Reserve Board recently indicated that it stands ready to add sufficient liquidity if needed to prevent a relapse into recession.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and current income with relatively low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

Because it invests in high-quality short-term money market instruments, the fund’s risk of losing principal is lower than that of other funds. It typically invests in securities that are rated in the highest or second-highest categories of at least one nationally recognized rating service. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. As illustrated below, money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for near-term expenses or future investment opportunities, or just stow away cash for an unforeseen “rainy day,” this fund can be an attractive choice.

Consider these risks before investing:

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Types of money market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Typically, such instruments have a remaining maturity of 13 months or less. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

How the Fed influences interest rates

The Federal Reserve (the Fed) controls U.S. monetary policy by influencing the demand for and supply of balances that depository institutions hold on reserve. The Fed exercises this influence primarily by setting the target for the federal funds rate, which is the interest rate that banks charge each other for overnight loans needed to maintain reserve levels. Changes in the federal funds rate trigger events that affect other short-term interest rates, such as money market rates, foreign exchange rates, and long-term interest rates.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio managers

Joanne Driscoll and Jonathan Topper

Financial markets have witnessed heightened volatility since the spring of 2010, triggering a flight to quality among many investors. What contributed to the change in investor sentiment?

Joanne: By late March, concerns about the sovereign debt crisis in Europe and the potential slowdown in China’s growth began to weigh on investor confidence. Fearing that the debt crisis might spread beyond the European Union, stifle the fledgling recovery, and push the world economy into a double-dip recession, investors sold higher-risk securities in favor of safe-harbor investments. Consequently, securities perceived as risky or volatile lost ground to more defensive investments.

The nervousness sparked a big selloff in equities, making the second quarter of 2010 the worst for stocks since the final three months of 2008 when the global financial crisis destabilized markets. Bond funds and traditional safe havens, such as money market funds, benefited from the more cautious psychology. During the third quarter, U.S. and world markets did rebound, however.

How did Putnam Money Market Fund perform in this environment?

Jonathan: The fund performed in line with the current interest-rate environment. We have historically low yields as a result of the Fed’s [Federal Reserve Board’s] aggressive easing of short-term interest rates in an effort to promote liquidity and stimulate economic growth. For the 12 months ended September 30, 2010, the fund’s class A shares returned 0.06% at NAV [net asset value]. The average return for funds in its Lipper peer group was 0.03%.

Given the Fed’s decision to hold interest rates steady at a target range of 0.0% to 0.25% throughout the reporting period, it is not surprising that the fund’s 7-day yield remained

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

fairly consistent throughout the fiscal year. The 7-day yield stood at 0.06% on September 30, 2010, compared with 0.05% at the start of the reporting period on October 1, 2009.

New money market regulations were introduced in 2010. What are the new rules, and how are they affecting the management of the fund?

Joanne: In the aftermath of the financial crisis in late 2008, money market regulation came under scrutiny — prompting the SEC [Securities and Exchange Commission] to work closely with money market fund managers, regulators, central bankers, and ratings agencies to improve the way the money market functions. Consequently, changes to what is known as Rule 2a-7, the SEC rule that dictates the guidelines for money market fund operations, were established in early 2010. All U.S. money market funds were required to be in full compliance by May 2010.

These changes seek to increase money market stability and protect shareholders from future market distress. The changes are designed to reduce the risk that a money market fund will “break the buck,” or see its NAV fall below $1.00. The enhanced rules focus primarily on liquidity, quality, and reporting standards. To be in compliance, money market funds need to maintain minimum levels of daily and weekly liquidity to ensure significant redemptions can be met without affecting remaining shareholders. Also, higher credit-quality standards and shorter duration of the underlying investments are now required for non-government money market securities. Funds are also required to do regular “stress-testing” for various market scenarios.

With its goal of making money market funds safer, the SEC is doing something positive for the money market industry as a whole. But increased safety (and less risk) can mean lower yields. And with the stricter maturity

Allocations are represented as a percentage of portfolio value. Holdings and allocations may vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

requirements, our ability to extend out on the yield curve to capture higher yields may be more limited. As such, the portfolio’s shorter WAM, or weighted average maturity, which declined during the period, reflects our efforts to comply with the stricter maturity limits set by the new SEC regulations. On September 30, 2010, the fund’s WAM was 41 days compared with 54 days at the end of the prior fiscal year on September 30, 2009.

What was your strategy to capture income in such a volatile market?

Jonathan: During the period, concerns remained elevated regarding the European economy. Greece, Ireland, Portugal, Spain, and Italy continued to suffer economic weakness and severe debt issues, and prices of their respective short-term debt fluctuated greatly. Outside Europe, the money market universe remained highly sensitive, reacting with heightened risk aversion to negative headlines throughout the year. This created a very volatile market in credit-related investments. Since we strive to maintain a stable $1.00 net asset value, and given the new guidelines dictated by Rule 2a-7 to protect shareholders, we increased the fund’s holdings of U.S. Treasury bills and notes and repurchase agreements, which are collateralized by government, agency, and corporate securities. We will continue to look for opportunities where we see value in non-government securities, but given the current volatility in the market, we think investors need to be properly compensated for that risk.

What fund holdings exemplified your strategy during the period?

Joanne: The global financial system continues to be highly interconnected. During the period, the fund was exposed to large, credit-worthy banks, such as JPMorgan Chase, Bank of America, and Westpac Banking, with tight maturity limits. Our conservative stance was driven by general macroeconomic uncertainty, and more specifically, by threats related to regulatory and policy developments and concern over the creditworthiness of foreign banks affected by Europe’s sovereign debt pressures.

The sovereign debt stress from Europe remains an influence on our overall bank positioning. Looking at underlying bank fundamentals, we continue to see a relatively stable picture, however. Asset-quality measures are showing improving trends. Profits are being retained and are helping to build capital. These positive developments are somewhat offset by the banks’ underlying

Credit qualities are shown as a percentage of portfolio value as of 9/30/10. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

revenue weakness with soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on fee business.

We continue to find attractive opportunities in the ABCP [asset-backed commercial paper] market. The ABCP issuers that we consider appropriate investments must be backed by diversified high-quality financial assets, must maintain ample third-party structural support, and must have strong management and sponsorship. Starbird Funding Corp. and Sheffield Receivables exemplify our strategy in this market.

Do you expect the financial markets will remain volatile into 2011?

Jonathan: Yes. The U.S. recovery continues to be threatened by persistent high unemployment, the negative effects of a stronger dollar on exports, and broader concerns about global economic growth. While a deceleration in the pace of U.S. recovery at this stage could be considered normal, we do not see hard evidence that economic growth is reversing or that profits are shrinking. In our view, market inflection points have been triggered by subtle changes in psychology rather than facts, and it has caused a disproportionate amount of skepticism that has become self-reinforcing at least in the near term.

Indeed, some of the forces that have driven the economic recovery are waning. Fiscal stimulus that was concentrated in the first half of 2010 is dwindling. Businesses’ inventory replenishment also seems to have run its course. The role of psychology may take on special prominence in the months ahead. Should market volatility seriously dampen consumers’ spirits, their caution may turn the economic expansion into a contraction. We are particularly concerned about sectors leveraged to housing, where the expiration of homebuyer tax credits on April 30, 2010, has exacerbated inherent weakness.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

At its August meeting, the Federal Open Market Committee acknowledged that the pace of recovery had slowed in recent months and voted to maintain its accommodative monetary policy. Federal Reserve Chairman Ben Bernanke also said during the reporting period that the central bank “will do all that it can” to ensure that the economic recovery continues.

In this climate, we believe that strategies to reduce volatility and downside risk remain just as important as finding income. We will continue to monitor the money market universe for opportunities. But we plan to maintain the fund’s conservative investments in government securities because, we believe, the risk and reward profile of non-government investments remains limited for the near future.

Joanne and Jonathan, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan Topper is a Money Market Specialist at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

With the pace of recovery slowing, the Federal Open Market Committee (FOMC) said that additional monetary policy easing may be necessary “before long.” According to the FOMC’s minutes from its September 21 meeting, several members noted that unless the pace of economic recovery strengthened, they “would consider taking appropriate action soon.” Members of the rate-setting FOMC viewed recent growth and inflation trends as unsatisfactory. Fed officials focused their discussion on a second round of buying U.S. Treasuries, also known as quantitative easing. The purchases are seen as a way to keep the economy from heading into a period of declining inflation and slow growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/10

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)

	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Annual average
(life of fund)	5.78%	5.28%	5.28%	5.28%	5.28%	5.63%	5.27%	5.53%

10 years	26.78	21.42	21.42	21.43	21.43	25.14	21.64	24.06
Annual average	2.40	1.96	1.96	1.96	1.96	2.27	1.98	2.18

5 years	14.27	12.21	10.21	12.22	12.22	13.63	12.21	13.21
Annual average	2.70	2.33	1.96	2.33	2.33	2.59	2.33	2.51

3 years	4.30	3.44	0.44	3.44	3.44	4.01	3.44	3.83
Annual average	1.41	1.13	0.15	1.13	1.13	1.32	1.13	1.26

1 year	0.06	0.06	–4.94	0.06	–0.94	0.06	0.06	0.06

Current yield (end of period)*	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Current 7-day yield
(with expense limitation)	0.06	0.06	—	0.06	—	0.06	0.06	0.06

Current 7-day SEC yield
(without expense limitation)	–0.24	–0.74	—	–0.74	—	–0.39	–0.74	–0.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative Lipper returns For periods ended 9/30/10

Lipper Money Market Funds
category average*

Annual average (life of fund)	5.91%

10 years	22.56
Annual average	2.05

5 years	12.33
Annual average	2.35

3 years	3.40
Annual average	1.12

1 year	0.03

Lipper results should be compared with fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 284, 271, 247, 200, and 15 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ended 9/30/10

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	12	12	12	12	12	12

Income	$0.000549	$0.000549	$0.000549	$0.000549	$0.000549	$0.000549

Capital gains	—	—	—	—	—	—

Total	$0.000549	$0.000549	$0.000549	$0.000549	$0.000549	$0.000549

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual operating expenses for the fiscal year
ended 9/30/09*	0.57%	1.07%	1.07%	0.72%	1.07%	0.82%

Annualized expense ratio for the six-month period
ended 9/30/10†	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Fund from April 1, 2010, to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$1.15	$1.15	$1.15	$1.15	$1.15	$1.15

Ending value (after expenses)	$1,000.30	$1,000.30	$1,000.30	$1,000.30	$1,000.30	$1,000.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2010, use the following calculation method. To find the value of your investment on April 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$1.17	$1.17	$1.17	$1.17	$1.17	$1.17

Ending value (after expenses)	$1,023.92	$1,023.92	$1,023.92	$1,023.92	$1,023.92	$1,023.92

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services.

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The

Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 59th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 28th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	18th

Three-year period	12th

Five-year period	11th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 296, 275 and 257 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (“the fund”) at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2010

The fund’s portfolio 9/30/10

REPURCHASE AGREEMENTS (40.9%)*	Principal amount	Value

Interest in $86,500,000 joint tri-party repurchase
agreement dated September 30, 2010 with Banc of America
Securities, LLC due October 1, 2010 — maturity value
of $45,000,400 for an effective yield of 0.32%
(collateralized by various corporate bonds and
notes with coupon rates ranging from zero % to 6.15% and
due dates ranging from March 1, 2013 to September 30,
2015, valued at $90,825,000)	$45,000,000	$45,000,000

Interest in $387,233,000 joint tri-party repurchase
agreement dated September 30, 2010 with Banc of America
Securities, LLC due October 1, 2010 — maturity value
of $240,001,867 for an effective yield of 0.28%
(collateralized by various mortgage backed securities
with coupon rates ranging from 3.92% to 6.00% and due
dates ranging from June 1, 2023 to September 1, 2040,
valued at $394,977,661)	240,000,000	240,000,000

Interest in $100,000,000 joint tri-party repurchase
agreement dated September 30, 2010 with Citigroup Global
Markets, Inc. due October 1, 2010 — maturity value
of $40,700,396 for an effective yield of 0.35% (collateralized by various corporate and foreign government bonds and
notes with coupon rates ranging from zero % to 7.50% and
due dates that range from a bond that matures on November 15,
2010 to a perpetual bond that does not have a predetermined
maturity date, valued at $105,000,000)	40,700,000	40,700,000

Interest in $425,000,000 joint tri-party repurchase
agreement dated September 30, 2010 with Citigroup Global
Markets, Inc. due October 1, 2010 — maturity value
of $110,000,917 for an effective yield of 0.30%
(collateralized by various mortgaged backed securities
with coupon rates ranging from 2.683% to 6.50% and due
dates ranging from September 1, 2013 to June 1, 2040,
valued at $433,500,000)	110,000,000	110,000,000

Interest in $63,000,000 joint tri-party repurchase
agreement dated September 30, 2010 with Deutsche Bank
Securities, Inc. due October 1, 2010 — maturity value
of $22,000,183 for an effective yield of 0.30%
(collateralized by various corporate bonds and
notes with coupon rates ranging from zero % to 7.25% and
due dates ranging from July 28, 2011 to May 27, 2040,
valued at $66,150,001)	22,000,000	22,000,000

Interest in $175,000,000 joint tri-party repurchase
agreement dated September 30, 2010 with Deutsche Bank
Securities, Inc. due October 1, 2010 — maturity value
of $75,000,583 for an effective yield of 0.28%
(collateralized by various mortgage backed securities
with coupon rates ranging from 4.00% to 7.00% and due
dates ranging from May 1, 2021 to June 1, 2040, valued at
$178,500,000)	75,000,000	75,000,000

REPURCHASE AGREEMENTS (40.9%)* cont.	Principal amount	Value

Interest in $398,327,000 joint tri-party repurchase
agreement dated September 30, 2010 with Goldman Sachs & Co.
due October 1, 2010 — maturity value of $249,957,944 for an
effective yield of 0.28% (collateralized by various mortgage backed securities with coupon rates ranging from 3.50% to 8.00%
and due dates ranging from November 1, 2018 to November 1, 2047,
valued at $406,293,540)	$249,956,000	$249,956,000

Interest in $486,000,000 joint tri-party repurchase
agreement dated September 30, 2010 with JPMorgan
Securities, Inc. due October 1, 2010 — maturity value
of $103,001,144 for an effective yield of 0.40%
(collateralized by various mortgaged backed securities
with coupon rates ranging from 3.50% to 12.50% and due
dates ranging from March 1, 2011 to August 5, 2050, valued
at $495,721,493)	103,000,000	103,000,000

Interest in $87,500,000 joint tri-party repurchase
agreement dated September 30, 2010 with JPMorgan
Securities, Inc. due October 1, 2010 — maturity value
of $45,000,438 for an effective yield of 0.35%
(collateralized by various corporate bonds and
notes with coupon rates ranging from zero % to 7.75% and
due dates ranging from March 1, 2011 to September 15,
2040, valued at $91,875,827)	45,000,000	45,000,000

Total repurchase agreements (cost $930,656,000)		$930,656,000

ASSET-BACKED COMMERCIAL PAPER (18.2%)*	Yield (%)	Maturity date	Principal amount	Value

Alpine Securitization	0.240	10/18/10	$19,500,000	$19,497,790

Bryant Park Funding, LLC	0.255	10/21/10	21,212,000	21,208,995

Bryant Park Funding, LLC	0.240	10/26/10	3,600,000	3,599,400

Bryant Park Funding, LLC	0.240	10/12/10	9,600,000	9,599,296

Fairway Finance, LLC	0.250	11/2/10	8,000,000	7,998,222

Falcon Asset Securitization Co., LLC	0.250	11/15/10	1,462,000	1,461,543

Falcon Asset Securitization Co., LLC	0.240	10/25/10	4,815,000	4,814,230

FCAR Owner Trust I	0.270	11/3/10	33,000,000	32,991,833

Jupiter Securitization Corp.	0.230	10/15/10	14,000,000	13,998,748

Liberty Street Funding, LLC	0.260	11/8/10	13,600,000	13,596,268

Liberty Street Funding, LLC	0.240	10/1/10	21,000,000	21,000,000

Manhattan Asset Funding Co., LLC	0.270	11/16/10	9,400,000	9,396,757

Manhattan Asset Funding Co., LLC	0.270	10/12/10	12,700,000	12,698,952

Old Line Funding Corp.	0.250	11/2/10	34,000,000	33,992,444

Sheffield Receivables
(United Kingdom)	0.250	10/28/10	35,000,000	34,993,438

Starbird Funding Corp.	0.270	11/19/10	5,260,000	5,258,067

Starbird Funding Corp.	0.260	10/22/10	4,000,000	3,999,393

Starbird Funding Corp.	0.260	10/12/10	25,000,000	24,998,014

Straight-A Funding, LLC	0.270	11/16/10	5,400,000	5,398,137

Straight-A Funding, LLC	0.260	11/15/10	8,987,000	8,984,079

Straight-A Funding, LLC	0.250	12/15/10	13,400,000	13,393,020

Straight-A Funding, LLC	0.250	11/17/10	7,800,000	7,797,454

Straight-A Funding, LLC	0.240	10/20/10	11,100,000	11,098,594

Straight-A Funding, LLC	0.230	10/21/10	2,200,000	2,199,719

ASSET-BACKED COMMERCIAL PAPER (18.2%)* cont.	Yield (%)	Maturity date	Principal amount	Value

Straight-A Funding, LLC	0.210	10/25/10	$15,700,000	$15,697,802

Thunder Bay Funding, Inc.	0.260	11/9/10	15,710,000	15,705,641

Variable Funding Capital Co., LLC	0.240	10/8/10	25,000,000	24,998,833

Victory Receivables Corp.	0.260	10/6/10	10,454,000	10,453,622

Victory Receivables Corp.	0.260	10/5/10	24,000,000	23,999,307

Total asset-backed commercial paper (cost $414,829,598)				$414,829,598

U.S. TREASURY OBLIGATIONS (10.0%)*	Yield (%)	Maturity date	Principal amount	Value

U.S. Treasury Bills	0.230	7/28/11	$100,000,000	$99,810,833

U.S. Treasury Bills	0.195	5/5/11	22,000,000	21,974,590

U.S. Treasury Bills	0.160	11/18/10	12,000,000	11,997,488

U.S. Treasury Bills	0.100	10/14/10	22,000,000	21,999,206

U.S. Treasury Notes [k]	1.000	9/30/11	31,500,000	31,719,412

U.S. Treasury Notes [k]	1.000	8/31/11	14,000,000	14,089,148

U.S. Treasury Notes [k]	1.000	7/31/11	25,000,000	25,149,588

Total U.S. treasury obligations (cost $226,740,265)				$226,740,265

CORPORATE BONDS	Interest	Maturity	Principal
AND NOTES (9.2%)*	rate (%)	date	amount	Value

Commonwealth Bank of Australia 144A
sr. unsec. notes FRN (Australia)	0.493	6/28/11	$25,400,000	$25,400,000

JPMorgan Chase Bank NA
sr. notes FRN	0.258	6/21/11	30,800,000	30,800,000

National Australia Bank, Ltd. 144A
sr. unsec. notes FRN (Australia)	0.286	1/27/11	26,000,000	26,000,000

Nordea Bank AB 144A FRN (Sweden)	0.392	6/20/11	26,100,000	26,100,000

Rabobank Nederland NV 144A sr. unsec.
unsub. notes FRN (Netherlands)	0.446	6/16/11	12,000,000	12,000,000

Royal Bank of Canada 144A sr. unsec.
notes FRN (Canada) M	0.697	5/15/14	27,375,000	27,375,000

Svenska Handelsbanken
AB 144A FRN (Sweden)	0.556	2/11/11	27,000,000	27,000,000

Westpac Banking Corp. 144A
sr. unsec. notes FRN (Australia)	0.308	7/1/11	16,000,000	16,000,000

Westpac Banking Corp.
sr. unsec. notes FRN, MTN (Australia)	0.558	5/27/11	18,000,000	18,000,000

Total corporate bonds and notes (cost $208,675,000)				$208,675,000

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (8.1%)*	Yield (%)	date	amount	Value

Fannie Mae discount notes	0.190	12/20/10	$2,000,000	$1,999,156

Fannie Mae discount notes	0.185	12/8/10	21,500,000	21,492,487

Fannie Mae discount notes	0.180	12/22/10	34,200,000	34,185,978

Federal Farm Credit Bank FRB	0.256	11/26/10	24,000,000	24,000,000

Federal Farm Credit Bank FRB, Ser. 1	0.266	2/28/11	23,000,000	23,000,000

Federal Home Loan Bank
unsec. bonds FRB, Ser. 1	0.228	11/8/10	20,000,000	20,000,000

Federal Home Loan Bank
unsec. bonds FRB, Ser. 2	0.202	11/19/10	24,300,000	24,299,347

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (8.1%)* cont.	Yield (%)	date	amount	Value

Federal Home Loan Mortgage Corp.	0.190	12/27/10	$7,000,000	$6,996,786

Federal Home Loan Mortgage Corp.	0.190	12/23/10	4,678,000	4,675,951

Federal Home Loan Mortgage Corp.	0.190	12/20/10	23,000,000	22,990,289

Total U.S. government agency obligations (cost $183,639,994)				$183,639,994

CERTIFICATES OF DEPOSIT (7.6%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Bank of Montreal (Canada)	0.240	10/4/10	$26,500,000	$26,500,000

DnB NOR Bank ASA/New York
FRN (Norway)	0.575	10/19/10	26,000,000	26,000,000

Lloyds TSB Bank PLC/New York, NY FRN
(United Kingdom)	0.758	5/6/11	15,500,000	15,500,000

Royal Bank of Canada/New York,
NY FRN (Canada)	0.258	11/4/10	25,450,000	25,450,000

Svenska Handelsbanken/New York, NY	0.270	12/1/10	7,500,000	7,500,000

Toronto Dominion Bank/NY FRN (Canada)	0.258	2/4/11	25,700,000	25,700,000

Toronto Dominion Bank/NY FRN (Canada)	0.256	10/29/10	26,215,000	26,215,000

Westpac Banking Corp./NY FRN (Australia)	0.318	10/21/10	19,000,000	19,000,000

Total certificates of deposit (cost $171,865,000)				$171,865,000

COMMERCIAL PAPER (3.9%)*		Maturity	Principal
	Yield (%)	date	amount	Value

Australia & New Zealand Banking
Group, Ltd. 144A FRN (Australia)	0.306	11/23/10	$30,000,000	$30,000,000

Commonwealth Bank of Australia (Australia)	0.260	11/30/10	10,500,000	10,495,446

DnB NOR Bank ASA 144A FRN (Norway)	0.348	3/1/11	24,300,000	24,300,000

Lloyds TSB Bank PLC (United Kingdom)	0.250	10/13/10	3,000,000	2,999,750

Nordea North America, Inc. (Sweden)	0.255	12/17/10	8,500,000	8,495,364

Sumitomo Mitsui Banking Corp. (Japan)	0.250	10/1/10	12,100,000	12,100,000

Total commercial paper (cost $88,390,560)				$88,390,560

MUNICIPAL BONDS AND NOTES (1.8%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Colorado Housing & Finance Authority
VRDN Class I, Ser. AA-1 (Fannie Mae (LOC)),
(Freddie Mac (LOC)) M	0.260	5/1/41	$17,185,000	$17,185,000

Colorado Housing & Finance Authority
VRDN (Single Family) Class I, Ser. C-2
(Fannie Mae (LOC)), (Freddie Mac (LOC)) M	0.260	11/1/35	4,475,000	4,475,000

Colorado Housing & Finance Authority
VRDN (Single Family) Ser. B1 (Fannie
Mae (LOC)), (Freddie Mac (LOC)) M	0.250	11/1/32	5,000,000	5,000,000

Colorado Housing & Finance Authority
VRDN (Single Family) Ser. B2 (Fannie
Mae (LOC)), (Freddie Mac (LOC)) M	0.250	11/1/30	1,335,000	1,335,000

Houston, Independent School District VRDN
(Schoolhouse), PSFG M	0.280	6/15/31	5,400,000	5,400,000

Oklahoma State Turnpike Authority
VRDN Ser. B M	0.300	1/1/28	6,900,000	6,900,000

Total municipal bonds and notes (cost $40,295,000)				$40,295,000

BANKERS ACCEPTANCES (0.5%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

US Bank, NA/Cincinnati, OH notes	0.220	10/4/10	$12,250,000	$12,250,000

Total bankers acceptances (cost $12,250,000)				$12,250,000

TOTAL INVESTMENTS

Total investments (cost $2,277,341,417)				$2,277,341,417

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
LOC	Letter of Credit
MTN	Medium Term Notes
PSFG	Permanent School Fund Guaranteed
VRDN	Variable Rate Demand Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $2,273,759,655.

k The rates shown are the current interest rates at the close of the reporting period.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN and VRDN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of
Portfolio Value):

United States	79.6%	United Kingdom	2.3%

Australia	6.4	Norway	2.2

Canada	5.8	Japan	0.5

Sweden	2.7	Netherlands	0.5

		Total	100.0%

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$414,829,598	$—

Bankers acceptances	—	12,250,000	—

Certificates of deposit	—	171,865,000	—

Commercial paper	—	88,390,560	—

Corporate bonds and notes	—	208,675,000	—

Municipal bonds and notes	—	40,295,000	—

Repurchase agreements	—	930,656,000	—

U.S. Government agency obligations	—	183,639,994	—

U.S. Treasury obligations	—	226,740,265	—

Totals by level	$—	$2,277,341,417	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$1,346,685,417
Repurchase agreements (identified cost $930,656,000)	930,656,000

Cash	193,630

Interest and other receivables	423,459

Receivable for shares of the fund sold	4,174,357

Total assets	2,282,132,863

LIABILITIES

Payable for shares of the fund repurchased	7,392,922

Payable for compensation of Manager (Note 2)	58,170

Payable for investor servicing fees (Note 2)	302,814

Payable for custodian fees (Note 2)	14,077

Payable for Trustee compensation and expenses (Note 2)	338,815

Payable for administrative services (Note 2)	4,611

Payable for distribution fees (Note 2)	70,204

Other accrued expenses	191,595

Total liabilities	8,373,208

Net assets	$2,273,759,655

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,275,346,633

Undistributed net investment income (Note 1)	19,083

Accumulated net realized loss on investments (Note 1)	(1,606,061)

Total — Representing net assets applicable to capital shares outstanding	$2,273,759,655

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($2,131,330,731 divided by 2,134,486,037 shares)	$1.00

Net asset value and offering price per class B share ($37,121,347 divided by 37,176,113 shares)*	$1.00

Net asset value and offering price per class C share ($21,990,983 divided by 22,023,767 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($35,999,401 divided by 36,052,847 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($16,283,356 divided by 16,307,345 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($31,033,837 divided by 31,079,854 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

INVESTMENT INCOME

Interest (including interest income of $105,015 from investments in affiliated issuers) (Note 5)	$7,908,973

EXPENSES

Compensation of Manager (Note 2)	7,402,340

Investor servicing fees (Note 2)	4,250,505

Custodian fees (Note 2)	29,521

Trustee compensation and expenses (Note 2)	184,340

Administrative services (Note 2)	117,795

Distribution fees — Class B (Note 2)	249,669

Distribution fees — Class C (Note 2)	122,908

Distribution fees — Class M (Note 2)	66,983

Distribution fees — Class R (Note 2)	71,109

Distribution fees — Class T (Note 2)	83,467

Other	949,913

Fees waived and reimbursed by Manager (Note 2)	(5,627,366)

Total expenses	7,901,184

Expense reduction (Note 2)	(13,360)

Net expenses	7,887,824

Net investment income	21,149

Net realized loss on investments (Notes 1 and 3)	(745,853)

Net loss on investments	(745,853)

Net decrease in net assets resulting from operations	$(724,704)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$21,149	$29,436,826

Net realized loss on investments	(745,853)	(280,125)

Net increase (decrease) in net assets resulting from operations	(724,704)	29,156,701

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,261,261)	(26,614,166)

Class B	(26,733)	(580,718)

Class C	(13,426)	(184,586)

Class M	(24,426)	(399,823)

Class R	(7,889)	(38,069)

Class T	(18,187)	(146,542)

Decrease from capital share transactions (Note 4)	(398,180,913)	(748,755,449)

Total decrease in net assets	(400,257,539)	(747,562,652)

NET ASSETS

Beginning of year	2,674,017,194	3,421,579,846

End of year (including undistributed net investment income
of $19,083 and $1,349,856, respectively)	$2,273,759,655	$2,674,017,194

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
												investment
												income
	Net asset										Ratio	(loss)
	value,		Net realized	Total from	From				Total return	Net assets,	of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Net asset value,	at net asset	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	return of capital	distributions	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	(%)

Class A
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$2,131,331	.32 [c]	— [c,d]
September 30, 2009	1.00	.0091	(.0001)	.0090	(.0086)	—	(.0086)	1.00	.86	2,482,270	.56 [c,e]	.98 [c,e]
September 30, 2008	1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	1.00	3.35	3,212,674	.56 [e]	3.28 [e]
September 30, 2007	1.00	.0486 [f]	— [g]	.0486	(.0489)	—	(.0489)	1.00	5.01	3,394,996	.54 [e]	4.84 [e,f]
September 30, 2006	1.00	.0425 [h]	—	.0425	(.0425)	—	(.0425)	1.00	4.34	2,870,990	.50 [e,h]	4.26 [e,h]

Class B
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$37,121	.32 [c]	.01 [c]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	66,020	.91 [c,e]	.68 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	99,244	1.06 [e]	2.83 [e]
September 30, 2007	1.00	.0436 [f]	— [g]	.0436	(.0439)	—	(.0439)	1.00	4.49	117,474	1.04 [e]	4.34 [e,f]
September 30, 2006	1.00	.0375 [h]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	174,158	1.00 [e,h]	3.70 [e,h]

Class C
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$21,991	.32 [c]	— [c,d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	27,757	.89 [c,e]	.62 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	30,609	1.06 [e]	2.66 [e]
September 30, 2007	1.00	.0436 [f]	— [g]	.0436	(.0439)	—	(.0439)	1.00	4.49	19,456	1.04 [e]	4.34 [e,f]
September 30, 2006	1.00	.0375 [h]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	15,723	1.00 [e,h]	3.71 [e,h]

Class M
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$35,999	.32 [c]	— [c,d]
September 30, 2009	1.00	.0080	(.0001)	.0079	(.0074)	—	(.0074)	1.00	.74	46,293	.68 [c,e]	.83 [c,e]
September 30, 2008	1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	1.00	3.19	53,452	.71 [e]	3.07 [e]
September 30, 2007	1.00	.0471 [f]	— [g]	.0471	(.0474)	—	(.0474)	1.00	4.86	42,641	.69 [e]	4.69 [e,f]
September 30, 2006	1.00	.0410 [h]	—	.0410	(.0410)	—	(.0410)	1.00	4.19	41,887	.65 [e,h]	4.11 [e,h]

Class R
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$16,283	.32 [c]	— [c,d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	12,589	.84 [c,e]	.43 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	5,564	1.06 [e]	2.54 [e]
September 30, 2007	1.00	.0436 [f]	— [g]	.0436	(.0439)	—	(.0439)	1.00	4.49	3,974	1.04 [e]	4.32 [e,f]
September 30, 2006	1.00	.0375 [h]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	153,985	1.00 [e,h]	4.22 [e,h]

Class T
September 30, 2010	$1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	$1.00	.06	$31,034	.32 [c]	— [c,d]
September 30, 2009	1.00	.0073	(.0001)	.0072	(.0067)	—	(.0067)	1.00	.67	39,088	.74 [c,e]	.64 [c,e]
September 30, 2008	1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	1.00	3.08	20,037	.81 [e]	2.93 [e]
September 30, 2007	1.00	.0461 [f]	— [g]	.0461	(.0464)	—	(.0464)	1.00	4.75	14,743	.79 [e]	4.59 [e,f]
September 30, 2006	1.00	.0400 [h]	—	.0400	(.0400)	—	(.0400)	1.00	4.08	9,507	.75 [e,h]	3.77 [e,h]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	September 30, 2010	September 30, 2009

Class A	0.20%	0.02%

Class B	0.70	0.17

Class C	0.70	0.19

Class M	0.35	0.05

Class R	0.70	0.24

Class T	0.45	0.09

d Amount represents less than 0.01% of average net assets.

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	<0.01

f Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets.

g Amount represents less than $0.0001 per share.

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam Money Market Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek to provide as high a rate of current income as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term money market instruments. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are offered to qualified employee-benefit plans. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $860,209 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$39,633	September 30, 2016

820,576	September 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2011 $745,854 of losses recognized during the period November 1, 2009 to September 30, 2010.

H) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period ended, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed ordinary income	$19,083
Capital loss carryforward	(860,209)
Post-October loss	(745,854)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.440% of the first $5 billion, 0.390% of the next $5 billion, 0.340% of the next $10 billion, 0.290% of the next $10 billion, 0.240% of the next $50 billion, 0.220% of the next $50 billion, 0.210% of the next $100 billion and 0.205% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.500% of the first $100 million of average net assets, 0.400% of the next $100 million, 0.350% of the next $300 million, 0.325% of the next $500 million, 0.300% of the next $500 million, 0.275% of the next $2.5 billion, 0.250% of the next $2.5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.190% of the next $5 billion and 0.180% of any excess thereafter.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $5,627,366 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	249,669

Class C	122,908

Class M	66,983

Class R	71,109

Class T	83,467

Putnam Management has also contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $13,360 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,806, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $135,019 and $1,794, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $80,081,248,349 and $80,475,298,046, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	1,180,161,205	$1,180,161,205	1,548,989,931	$1,548,989,931

Shares issued in connection with
reinvestment of distributions	1,212,178	1,212,178	25,737,951	25,737,951

	1,181,373,383	1,181,373,383	1,574,727,882	1,574,727,882

Shares repurchased	(1,530,355,684)	(1,530,355,684)	(2,017,039,199)	(2,017,039,199)

Redemption in kind	—	—	(289,226,399)	(289,226,399)

Net decrease	(348,982,301)	$(348,982,301)	(731,537,716)	$(731,537,716)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	26,963,672	$26,963,672	78,988,071	$78,988,071

Shares issued in connection with
reinvestment of distributions	23,770	23,770	529,932	529,932

	26,987,442	26,987,442	79,518,003	79,518,003

Shares repurchased	(55,861,947)	(55,861,947)	(112,783,396)	(112,783,396)

Net decrease	(28,874,505)	$(28,874,505)	(33,265,393)	$(33,265,393)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	19,900,410	$19,900,410	33,660,858	$33,660,858

Shares issued in connection with
reinvestment of distributions	12,316	12,316	166,445	166,445

	19,912,726	19,912,726	33,827,303	33,827,303

Shares repurchased	(25,659,403)	(25,659,403)	(36,688,576)	(36,688,576)

Net decrease	(5,746,677)	$(5,746,677)	(2,861,273)	$(2,861,273)

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	37,346,778	$37,346,778	40,769,859	$40,769,859

Shares issued in connection with
reinvestment of distributions	23,205	23,205	383,588	383,588

	37,369,983	37,369,983	41,153,447	41,153,447

Shares repurchased	(47,632,333)	(47,632,333)	(48,327,697)	(48,327,697)

Net decrease	(10,262,350)	$(10,262,350)	(7,174,250)	$(7,174,250)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	19,239,520	$19,239,520	20,257,510	$20,257,510

Shares issued in connection with
reinvestment of distributions	7,778	7,778	37,844	37,844

	19,247,298	19,247,298	20,295,354	20,295,354

Shares repurchased	(15,535,185)	(15,535,185)	(13,267,931)	(13,267,931)

Net increase	3,712,113	$3,712,113	7,027,423	$7,027,423

	Year ended 9/30/10		Year ended 9/30/09

Class T	Shares	Amount	Shares	Amount

Shares sold	17,248,155	$17,248,155	31,455,749	$31,455,749

Shares issued in connection with
reinvestment of distributions	18,031	18,031	145,565	145,565

	17,266,186	17,266,186	31,601,314	31,601,314

Shares repurchased	(25,293,379)	(25,293,379)	(12,545,554)	(12,545,554)

Net increase (decrease)	(8,027,193)	$(8,027,193)	19,055,760	$19,055,760

At the close of the reporting period, a shareholder of record owned 5.7% of the outstanding shares of the fund.

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $105,015 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,431,205,685 and $1,490,049,122, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the tax year ended September 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,351,922 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	1,749,671,854	63,366,394

Jameson A. Baxter	1,754,099,168	58,939,080

Charles B. Curtis	1,753,086,964	59,951,284

Robert J. Darretta	1,753,954,421	59,083,827

Myra R. Drucker	1,750,766,406	62,271,842

John A. Hill	1,752,688,374	60,349,874

Paul L. Joskow	1,754,423,858	58,614,390

Elizabeth T. Kennan*	1,752,632,892	60,405,356

Kenneth R. Leibler	1,750,948,434	62,089,814

Robert E. Patterson	1,753,040,791	59,997,457

George Putnam, III	1,754,711,436	58,326,812

Robert L. Reynolds	1,753,289,644	59,748,604

W. Thomas Stephens	1,753,895,969	59,142,279

Richard B. Worley	1,749,363,234	63,675,014

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,501,536,235	34,526,738	31,067,412	245,907,863

A proposal to amend the fund’s agreement and declaration of trust with respect to duration of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,505,901,435	34,126,662	27,102,288	245,907,863

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD	Richard B. Worley	Vice President and
Chief Legal Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Executive Vice President,	Vice President, Clerk and
State Street Bank	Principal Executive	Assistant Treasurer
and Trust Company	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
John A. Hill, Chairman	Accounting Officer	Susan G. Malloy
Jameson A. Baxter,		Vice President and
Vice Chairman	Beth S. Mazor	Assistant Treasurer
Ravi Akhoury	Vice President
Barbara M. Baumann

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN039 264126 11/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$150,747	$--	$2,591	$3,340*
September 30, 2009	$237,061	$--	$2,338	$7,047*

* Includes fees of $3,340 and $7,047 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2010 and September 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 405,584 and $530,269 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2010	$ --	$ 243,601	$ --	$ --
September 30, 2009	$ --	$ 485,847	$ --	$ --

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010